                                                                   Exhibit 10.12

                    DATE OF LEASE EXECUTION:  August 5, 1994

                         (To be completed by Landlord)


                                   ARTICLE I

                                 REFERENCE DATA


1.1  SUBJECTS REFERRED TO:

     Each reference in this lease to any of the following

subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:

LANDLORD:               L&E Investment of Massachusetts One, Inc., a Delaware
                        corporation

MANAGING AGENT:         R.M. Bradley & Co., Inc.

LANDLORD'S &            Somerset Court
MANAGING AGENT'S        281 Winter Street
ADDRESS:                Waltham, Massachusetts  02154
                        Attention:  Carol MacLeod

TENANT:                 Credit Technologies Inc., a Delaware corporation

TENANT'S ADDRESS
(FOR NOTICE AND         281 Winter Street
BILLING):               Waltham, Massachusetts  02154
                        Attention:  Accounts Payable

BUILDING ADDRESS:       281 Winter Street
                        Waltham, Massachusetts  02154

TENANT'S SPACE:         Portion of the second floor as shown on Exhibit A
                        attached hereto

RENTABLE FLOOR AREA
OF TENANT'S SPACE:      12,046 square feet

TENANT'S                17.77% (12,046) square feet divided by
PROPORTIONATE SHARE:    67,800 square feet)

TOTAL RENTABLE FLOOR
AREA OF THE
BUILDING:               67,800 square feet

PARKING SPACES
ALLOCATED TO TENANT:    Approximately 48 parking spaces (calculated at 4.0
                        unassigned parking spaces per 1,000 square feet)

COMMENCEMENT DATE:      December 1, 1994 or the substantial completion of the
                        Leasehold Improvements

TERM EXPIRATION DATE:   The last day of the month in which the seventh
                        anniversary of the Commencement Date occurs

APPROXIMATE TERM:       Seven (7) years

BASE OPERATING COSTS:   Landlord's Operating Costs for the year ending December
                        31, 1995

BASE TAX COSTS:         Landlord's Real estate taxes for Tax Year 1995

ANNUAL RENT:            $21.50 per rentable square foot/year, plus $0.75 per
                        rentable square foot for electricity charges for all of Tenant's Space except for any area separately metered and paid for by Tenant

FIRST FISCAL YEAR
FOR TENANT'S PAYING
OPERATING COST
ESCALATION:             Year ending December 31, 1996

FIRST YEAR FOR
TENANT'S PAYING TAX
ESCALATION:             Tax Year 1996

PERMITTED USES:         General office use

PUBLIC LIABILITY
INSURANCE:



BODILY INJURY:          $2,000,000.00 per person/$2,000,000.00 per accident


PROPERTY DAMAGE:        $1,000,000.00

SPECIAL  PROVISIONS:


FISCAL YEAR:            January 1 through December 31

TAX YEAR:               July 1, through June 30 (as the same may be modified
                        from time to time by the appropriate municipality or state); Tax Year 1995 is the Tax Year beginning July 1,
                        1994 and all other Tax Years shall be similarly determined.


1.2  EXHIBITS.

     The exhibits listed below in this Section 1.2 are incorporated in this Lease by reference and are to be construed as part of this Lease:

     EXHIBIT A    Plan showing Tenant's Space on second floor.

     EXHIBIT B    Specifications of Leasehold Improvements.

     EXHIBIT C    Building Standards.

     EXHIBIT D    Landlord's Services.

     EXHIBIT E    Rules and Regulations.


1.3  TABLE OF CONTENTS.
                                                                         Page
                                                                         ----
ARTICLE II - PREMISES AND TERM..........................................

     Section   2.1  Premises............................................
     Section   2.2  Term................................................
     Section   2.3  Extended Terms......................................
     Section   2.4  Intentionally Omitted...............................
     Section   2.5  Intentionally Omitted...............................

ARTICLE III - CONSTRUCTION..............................................

     Section   3.1  Acceptance of the Premises..........................
     Section   3.2  General Provisions Applicable to
                    Construction........................................
     Section   3.3  Representatives.....................................

ARTICLE IV - RENT.......................................................

     Section   4.1  Rent................................................
     Section   4.2  Operating Costs; Taxes; Escalation..................
     Section   4.3  Estimated Escalation Payments.......................
     Section   4.4  Change of Fiscal Year...............................
     Section   4.5  Payments............................................


ARTICLE V - LANDLORD'S COVENANTS.......................................

     Section   5.1    Landlord's Covenants During the Term.............
     Section   5.1.1  Building Services................................
     Section   5.1.2  Additional Building Services.....................
     Section   5.1.3  Repairs
     Section   5.1.4  Quiet Enjoyment
     Section   5.2    Interruptions.

ARTICLE VI - TENANT'S COVENANTS.......................................

     Section 6.1  TENANT'S COVENANTS DURING THE TERM..................
          Section 6.1.1  Tenant's Payments............................
          Section 6.1.2  Repairs and Yielding Up......................
          Section 6.1.3  Occupancy and Use............................
          Section 6.1.4  Rules and Regulations........................
          Section 6.1.5  Safety Appliances............................
          Section 6.1.6  Assignment and Subletting....................
          Section 6.1.7  Indemnity....................................
          Section 6.1.8  Tenant's Liability Insurance.................
          Section 6.1.9  Tenant's Worker's Compensation
                         Insurance....................................
          Section 6.1.10 Landlord's Right of Entry....................
          Section 6.1.11 Loading......................................
          Section 6.1.12 Landlord's Costs.............................
          Section 6.1.13 Tenant's Property............................
          Section 6.1.14 Labor or Materialmen's Liens.................
          Section 6.1.15 Changes or Additions.........................
          Section 6.1.16 Holdover.....................................
          Section 6.1.17 Right of Financial Review....................

ARTICLE VII - CASUALTY AND TAKING.....................................

     Section 7.1  Casualty and Taking.................................
     Section 7.2  Reservation of Award................................

ARTICLE VIII - RIGHTS OF MORTGAGEE....................................
     Section 8.1  Priority of Lease...................................
     Section 8.2  Rights of Mortgage Holders; Limitation
                  of Mortgagee's Liability............................
     Section 8.3  Mortgagee's Election................................
     Section 8.4  No Prepayment or Modification, etc..................
     Section 8.5  No Release or Termination...........................
     Section 8.6  Continuing Offer....................................
     Section 8.7  Mortgagee's Approval................................

ARTICLE IX - DEFAULT..................................................

     Section 9.1  Events of Default...................................
     Section 9.2  Tenant's Obligations after Termination..............

ARTICLE X - MISCELLANEOUS.............................................

     Section 10.1  Notice of Lease....................................
     Section 10.2  Intentionally Omitted..............................
     Section 10.3  Notices from One Party to the Other................
     Section 10.4  Bind and Inure.....................................
     Section 10.5  No Surrender.......................................
     Section 10.6  No Waiver, Etc.....................................
     Section 10.7  No Accord and Satisfaction.........................
     Section 10.8  Cumulative Remedies................................
     Section 10.9  Landlord's Right to Cure...........................
     Section 10.10 Estoppel Certificate...............................
     Section 10.11 Waiver of Subrogation..............................
     Section 10.12 Acts of God........................................
     Section 10.13 Brokerage..........................................
     Section 10.14 Submission Not an Offer............................
     Section 10.15 Applicable Law and Construction....................

                                   ARTICLE II

                               PREMISES AND TERM

2.1  PREMISES.

     Subject to and with the benefit of the provisions of this Lease and any ground lease or land disposition agreement relating to the parcel on which the Building is located (the "Lot"), Landlord hereby leases to Tenant, and Tenant leases from Landlord, Tenant's Space in the Building, excluding exterior faces of exterior walls, the common facilities area and building service fixtures and equipment serving exclusively or in common other parts of the Building. Tenant's Space, with such exclusions, is hereinafter referred to as the "Premises".

     Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto: (a) the common facilities included in the Building or on the Lot, including the parking facility, if any, to the extent and in the location from time to time designated by Landlord as set forth in
Section 1.1 and (b) the building service fixtures and equipment serving the Premises.

     Landlord reserves the right from time to time, without unreasonable interference with Tenant's use, (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building or either, building service fixtures and equipment wherever located in the Building and (b) to alter or relocate any other common facilities, it being understood that if any parking facilities are provided, the same may be relocated on or off the Lot from time to time by Landlord, provided that in all events substitutions are substantially equivalent.

2.2  TERM.

     To have and to hold for a period (the "Term") commencing on the Commencement Date and continuing until the Term Expiration Date, unless sooner terminated as provided in Section 6.1.6, 7.1, or in ARTICLE IX. Landlord and Tenant agree to confirm, in writing, the exact Commencement Date upon request of either party and agree that "substantial completion of Leasehold Improvements to be undertaken by Landlord on the portion of Tenant's Space located on the second floor of the Building" shall mean the first to occur of (i) Tenant's occupancy of said space or (ii) the substantial completion of the Leasehold Improvements for said space (which may be conclusively determined by a certificate of completion by a licensed architect or registered engineer).

2.3  EXTENDED TERMS.

     Tenant shall have the right and option to extend the Term for one (1) period of two (2) years, such option to be exercisable by notice given to Landlord not less than nine months prior to the expiration of the initial term. If any such option is so exercised, all of the terms, covenants, conditions and provisions of this Lease shall apply during the Term as extended except that during the two year period, the Annual Rent shall be the higher of (a) $22.50 per rentable square foot per year or (b) the fair market rental value of the Premises. In the event that Tenant exercises its extension option hereunder, Landlord shall, pursuant to written notice to Tenant within thirty (30) days following receipt of the applicable Tenant's extension notice, propose the fair market rental value of the Premises (the "Landlord's Proposed Fair Market Rent"). The Landlord's Proposed Fair Market Rent shall constitute the fair market rental value of the Premises for purposes of this Section 2.3 unless Tenant notifies Landlord within twenty (20) days of Tenant's receipt of Landlord's Proposed Fair Market Rent proposal that such Landlord's Proposed Fair Market Rent is not satisfactory to Tenant and specifies in such notice the name and address of an appraiser designated by Tenant in accordance with sub-paragraph (b) below (the "Tenant's Appraisal Notice") in which event the fair market rental value of the Premises shall be determined by the following procedure:

     (a) Landlord shall, within ten (10) days after receipt of Tenant's Appraisal Notice, notify Tenant of the name and address of an appraiser designated by Landlord. Such two appraisers shall, within thirty (30) days after the designation of the second appraiser, make their determinations of the fair market rental value of the Premises in writing and give notice thereof to each other and to Landlord and Tenant. Such two (2) appraisers shall have fifteen (15) days after the receipt of notice of each other's determinations to confer with each other and to attempt to reach agreement as to the determination of the fair market rental value of the Premises. If such appraisers shall concur in such determination, they shall give notice thereof to Landlord and Tenant and such concurrence shall be final and binding upon Landlord and Tenant. If such appraisers shall fail to concur as to such determination within said fifteen (15) day period, they shall immediately designate a third appraiser and shall submit in writing to such third appraiser their respective determinations of the fair market rental value of the Premises. If the two appraisers shall fail to agree upon the designation of such third appraiser within ten (10) days after said fifteen (15) day period, then they or either of them shall give notice of such failure to agree to Landlord and Tenant and, if Landlord and Tenant fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers) appointed by the parties give notice as aforesaid, then either party on behalf of both may apply to the president of the local chapter of the American Institute of Real Estate Appraisers (provided he or she is not an officer or employee of an entity actively engaged as an agent working on behalf of Landlord or Tenant) or on its failure, refusal or inability to act within 10 days of the application to that person to act, to a court of competent jurisdiction, for the designation of such third appraiser.

     (b) All individuals who shall be designated or selected as appraisers hereunder shall be real estate professionals who shall have had at least ten
(10) years continuous experience in the business of leasing similar space in the greater Boston area.

     (c) The third appraiser shall conduct such hearings and investigations as he or she may deem appropriate and shall, within thirty (30) days after the date of his or her designation, select either the determination of Landlord's appraiser or that of Tenant's appraiser, whichever he or she deems more reasonable given his or her independent determination of the fair market rental value of the Premises.

     (d) The determination of the appraisers, as provided above, shall be conclusive upon the parties and shall have the same force and effect as a judgment made in a court of competent jurisdiction and either party shall be entitled to have a judgment entered thereon in any court of competent jurisdiction. Landlord shall pay the fees and expenses of the appraiser chosen by Landlord, Tenant shall pay the fees and expenses of the appraiser chosen by Tenant, and the fees and expenses of the third appraiser shall be paid in equal proportions by Landlord and Tenant.

     (e) If for any reason the fair market rental value shall not have been determined prior to the commencement of any additional two year period, Tenant shall pay Annual Rent hereunder at the Annual Rent proposed by Landlord's appraiser, or the Annual Rent during the next preceding period, whichever is greater, until the fair market rental value has been determined. The parties shall thereafter retroactively adjust such Annual Rent within ten (10) days from the determination of the fair market rental value of the Premises.

     Unless the context clearly requires otherwise, the word "Term" as used in this Lease shall mean and include the period set forth in Section 2.2 above and any period as to which the aforesaid option shall have been exercised.

2.4   INTENTIONALLY OMITTED


2.5   INTENTIONALLY OMITTED


                                  ARTICLE III

                                  CONSTRUCTION

3.1  ACCEPTANCE OF THE PREMISES.

     Tenant hereby agrees to accept the Premises "AS IS" and "AS SHOWN" as of the Commencement Date, subject only to the provisions of this Lease. Tenant further acknowledges that neither Landlord nor any agent of Landlord has made any representation, express or implied, written, verbal or otherwise as to the condition of the Premises or the suitability of the Premises for Tenant's intended use.

     All of Tenant's construction, installation of furnishings and later changes or additions shall be coordinated with any work being performed by Landlord in such manner as to maintain harmonious labor relations and not to damage the Building or Lot or to interfere with Building operations. Except for installation of furnishings and the installation of telephone outlets which must be performed by the local telephone company at Tenant's direction and expense, the Leasehold Improvements shall be performed by Managing Agent.

     Landlord agrees to use reasonable efforts to complete the work described in Exhibit B (the "Leasehold Improvements") on or before the Commencement Date.

     Costs incurred by Tenant in connection with the space planning, architectural design and engineering of the Leasehold Improvements shall be paid by Landlord. Landlord shall pay for the Leasehold Improvements; provided, however, that to the extent that the cost of the Leasehold Improvements exceeds the Tenant's Allowance, Tenant shall promptly reimburse Landlord for one hundred percent (100%) of such excess. The Tenant Allowance shall be $13.00 per rentable square foot of Tenant's Space.

     Landlord will not approve any construction, alterations, or additions requiring unusual expense to readapt the Premises to normal office use on lease termination (including, without limitation, construction of an internal stairway between the first and second floor of the Premises) or increasing the cost of construction, insurance or taxes on the Building or of Landlord's Services called for by Section 5.1 unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. Landlord will also disapprove any alterations or additions requested by Tenant which will delay completion of the Premises or the Building. All changes and additions shall be part of the Building except such items as by writing at the time of approval the parties agree either shall be removed by Tenant on termination of this Lease, or shall be removed or left at Tenant's election.

3.2  GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION.

     All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building. Either party may inspect the work of the other at reasonable times and promptly shall give notice of observed defects.

3.3  REPRESENTATIVES.

     Each party authorizes the other to rely in connection with their respective rights and obligations under this Article III upon approval and other actions on the party's behalf by a representative to be named by each party upon execution hereof or by any person designated in substitution or addition by notice to the party relying.

                                   ARTICLE IV

                                      RENT

4.1  RENT.

     Tenant agrees to pay rent to Landlord, without any offset or reduction whatever (except as made in accordance with the express provisions of this Lease), equal to 1/12th of the Annual Rent in equal installments in advance on the first day of each calendar month included in the Term together with any additional rent or other charges payable pursuant to this Lease (the sum of Annual Rent plus any additional rent or other charges is hereinafter referred to as the "Rent").

     (a) If the Commencement Date occurs on a day other than the first day of a calendar month, Tenant shall pay to Landlord on the first day of the succeeding calendar month a pro rata payment of Rent for the partial month from the Rent Commencement Date to the first day of the succeeding calendar month. Such payment shall constitute payment for the partial month, if any, immediately following the Rent Commencement Date.

     (b) Rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis. Other charges payable by Tenant on a monthly basis, as hereinafter provided, shall likewise be prorated.

     (c) Rent and any other sums due hereunder not paid within five (5) days of the date due shall bear interest at the rate of one and one-half percent (1 1/2%) per month or fraction thereof (or at any lesser maximum legally permissible rate) from the due date until paid.

     Other charges payable by Tenant on a monthly basis, as hereinafter provided, shall likewise be prorated, and the first payment on account thereof shall be determined in similar fashion.

4.2   OPERATING COSTS; TAXES; ESCALATION.

     (a) Commencing with the First Fiscal Year for Tenant's Paying Operating Costs Escalation, the Annual Rent payable by Tenant shall be adjusted for increases in operating costs, adjusted to reflect full occupancy for twelve months ("LandLord's Operating Costs"). The amounts of such adjustments shall be determined by:

     (i) Comparing the Base Operating Costs with Landlord's Operating Costs for the Fiscal Year; and

     (ii) Computing Tenant's share on the basis of Tenant's Proportionate Share of the difference between Base Operating Costs and Landlord's Operating Costs, such proportionate share being equal to a fraction, the numerator of which is the Rentable Floor Area of Tenant's Space, and the denominator of which is the Total Floor Area of the Building ("Tenant's Proportionate Share").

     (b) If Landlord's Operating Costs for any Fiscal Year exceed the Base Operating Costs or if Landlord's Operating Costs for any partial Fiscal Year exceed the corresponding fraction of Base Operating Costs, Tenant shall pay, as additional rent, Tenant's Proportionate Share of such excess (such excess being referred to hereinafter as "Operating Cost Excess"). Such amount shall be due and payable after the close of the first Fiscal Year in which an Operating Cost Excess occurs, on or before the thirtieth (30th) day following receipt by Tenant of Landlord's Statement (as defined below). As soon as practicable after the end of each Fiscal Year ending during the Term and after Lease termination, Landlord shall render a statement ("Landlord's Statement") in reasonable detail and according to usual accounting practices certified by Landlord and showing for the preceding Fiscal Year or fraction thereof, as the case may be, Landlord's Operating Costs.

     (c)   For purposes of this Article "Landlord's Operating
Costs" shall include:

     (i) premiums for insurance except premiums for loss of rent if such premiums are calculated independently of and not included as part of the provisions for other insurance carried by Landlord;

    (ii) compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in operating, maintaining, or cleaning the Building and Lot (or if any of said persons are engaged in operating, maintaining or cleaning other buildings or lots, a pro rata share thereof as reasonably determined by Landlord based upon the percentage of time said persons spend at the Building or Lot);

    (iii) all utility charges not billed directly to tenants by Landlord or the utility company, but not including the cost to Landlord of electricity furnished for lighting, electrical facilities, equipment, machinery, fixtures and appliances used by tenants in their respective space (other than

           Building heating, ventilating, and air conditioning equipment) as set forth in Paragraph VII of Exhibit D;

     (iv) payments to independent contractors under service contracts for cleaning, operating, managing, maintaining and repairing the Building and Lot (which payments may be to affiliates of Landlord provided the same are at reasonable and competitive rates consistent with the type of occupancy and the services rendered);

      (v) rent paid by the managing agent or imputed costs equal to the loss of rent by Landlord for making available to the managing agent space for a Building office on the ground floor or above (which space shall not exceed 100 square feet of rentable floor area); and

     (vi) all other reasonable and necessary expenses paid in connection with cleaning, operating, managing, maintaining and repairing the Building and Lot, or either, and properly chargeable against income, it being agreed that the cost of all repairs and replacements shall be limited to such repair and replacement that is properly expensed under the Internal Revenue Code, and it being further agreed that if Landlord installs a new or replacement capital item for the purpose of reducing Landlord's Operating Costs, the cost thereof as reasonably amortized by Landlord, with interest at the average prime commercial rate in effect from time to time at the then three largest national banks in Boston, Massachusetts or the amortized amount, shall be included in Landlord's Operating Costs.

     Landlord's Operating Costs shall be computed on an accrual basis and shall be determined in accordance with generally accepted accounting principles consistently applied. Such costs may be incurred directly or by way of reimbursement, and shall include taxes applicable thereto. The following shall be excluded from Landlord's Operating Costs:

     (i)  depreciation;

    (ii)  expenses relating to tenants' alterations;

   (iii) expenses for which Landlord, by the terms of this Lease or any other lease, makes a separate charge;

    (iv) the cost of any services or systems for that portion of the Building occupied by the Landlord or affiliates of Landlord (exclusive of space occupied by Landlord or affiliates of Landlord in connection with the operation of the Building) and which are not provided generally to other tenants in the Building;

     (v) the cost of constructing additional parking spaces, which costs shall be treated as a capital cost by Landlord; and

    (vi)  leasing fees or commissions.

     In case of special services which are not rendered to all areas on a comparable basis, the proportion allocable to the Premises shall be the same proportion which the Rentable Floor Area of Tenant's Space bears to the total rentable floor area to which such service is so rendered (such latter area to be determined in the same manner as the Total Rentable Floor Area of the Building).

     (d) Commencing with the First Year for Tenant's Paying Tax Escalation, the Annual Rent payable by Tenant shall be adjusted for increases in real estate taxes, adjusted to reflect full occupancy for twelve months ("Landlord's Tax Costs"). The amounts of such adjustments shall be determined by:

     (i) Comparing the Base Tax Costs with Landlord's Tax Costs for the Tax Year; and

    (ii) Computing Tenant's share on the basis of Tenant's Proportionate Share of the difference between Base Tax Costs and Landlord's Tax Costs.

     (e) If Landlord's Tax Costs for any Tax Year exceed the Base Tax Costs or if Landlord's Tax Costs for any partial Tax Year exceed the corresponding fraction of Base Tax Costs, Tenant shall pay, as additional rent, Tenant's Proportionate Share of such excess (such excess being referred to hereinafter as "Tax Excess"). Such amount shall be due and payable after the close of the first Tax Year in which a Tax Excess occurs, on or before the thirtieth (30th) day following receipt by Tenant of Landlord's Tax Statement (as defined below). As soon as practicable after the end of each Tax Year ending during the Term and after Lease termination, Landlord shall render a statement ("Landlord's Tax Statement") in reasonable detail and according to usual accounting practices certified by Landlord and showing for the preceding Tax Year or fraction thereof, as the case may be, Landlord's Tax Costs.

     (e) For purposes of this Article "Landlord's Tax Costs" shall include:

     (i) real estate taxes on the Building and Lot, installments and interest on assessments for public betterments or public improvements; and

    (ii) reasonable expenses of any proceedings for abatement of taxes and assessments with respect to any Tax Year or fraction of a Tax Year;

     The term "real estate taxes" as used above shall mean all taxes of every kind and nature assessed by any governmental authority on the Lot, the Building and improvements, or both, which Landlord shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Lot, the Building and improvements, or both, subject to the following: There shall be excluded from such taxes all income taxes, excess profits taxes, excise taxes, franchise taxes, and estate, succession, inheritance and transfer taxes, provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Lot, Building and improvements, or both, or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "real estate taxes." If Landlord shall receive any tax refund or reimbursement of taxes or sum in lieu thereof with respect to any Tax Year then out of any balance remaining thereof after deducting Landlord's expenses reasonably incurred in obtaining such refund, Landlord shall credit against Tenant's next payment of Tax Excess, provided there does not then exist a default of Tenant, an amount equal to Tenant's Proportionate Share of such refund or reimbursement provided, that in no event shall Tenant be entitled to a credit in excess of the amount of any payments made by Tenant on account of real estate tax increases for such Tax Year pursuant to this Section 4.2.

     Notwithstanding any other provision of Section 4.2 hereof, if the Term expires or is terminated as of a date other than the last day of a Fiscal Year or Tax Year as applicable, then for such fraction of a Fiscal Year or Tax Year at the end of the Term, Tenant's last payment to Landlord under Section 4.2 shall be made on the basis of Landlord's best estimate of the items otherwise includable in Landlord's Statement or Landlord's Tax Statement and shall be made on or before the later of (a) ten (10) days after Landlord delivers such estimate to Tenant or (b) the last day of the Term, with an appropriate payment or refund upon submission of Landlord's Statement or Landlord's Tax Statement as applicable which statement shall represent Landlord's actual costs. Tenant shall have the right, upon reasonable prior written notice to Landlord, to examine Landlord's books and records with respect to the items in the aforementioned Landlord's Statement or Landlord's Tax Statement during normal business hours, provided that Landlord receive such notice within thirty (30) days following the delivery to Tenant of Landlord's Statement.

4.3   ESTIMATED ESCALATION PAYMENTS.

     If, with respect to any fiscal year or tax year (as appropriate) or fraction thereof during the Term, Landlord estimates that Tenant shall be obligated to pay Operating Cost Escalation or Tax Escalation. Then Tenant shall pay, as additional rent, on the first day of each month of such fiscal year or tax year (as appropriate) and each ensuing fiscal year thereafter, Estimated Monthly Escalation Payments equal to 1/12th of the estimated Operating Cost Escalation for the respective fiscal year plus 1/12 of the estimated Tax Escalation for the respective Tax Year, with an appropriate additional payment or refund to be made within thirty (30) days after Landlord's Statement or Landlord's Tax Statement as applicable is delivered to Tenant. Landlord may adjust such Estimated Monthly Escalation Payment from time to time and at any time during a fiscal year, and Tenant shall pay, as additional rent, on the first day of each month following receipt of Landlord's notice thereof, the adjusted Estimated Monthly Escalation Payment.

4.4   CHANGE OF FISCAL YEAR.

     Landlord shall have the right from time to time to change the periods of accounting under Section 4.2 to any annual period other than a fiscal year, and upon any such change all items referred to in ARTICLE IV shall be appropriately apportioned. In all Landlord's Statements rendered under ARTICLE IV, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a Landlord's Statement shall be included therein on the basis of Landlord's estimate, and with respect thereto Landlord shall render promptly after determination a supplemental Landlord's Statement, and appropriate adjustment shall be made according thereto. All Landlord's Statements shall be prepared on an accrual basis of accounting.

4.5   PAYMENTS.

     All payments of Annual Rent and additional rent shall be made to Managing Agent, or to such other person as Landlord may from time to time designate. If any installment of Annual Rent or additional rent or on account of leasehold improvements is paid more than five (5) days after the due date thereof, it shall, at Landlord's election, bear interest at a rate equal to the average prime commercial rate from time to time established by the three largest national banks in Boston, Massachusetts plus 4% per annum from such due date, which interest shall be immediately due and payable as further additional rent.

                                   ARTICLE V

                              LANDLORD'S COVENANTS

5.1   LANDLORD'S COVENANTS DURING THE TERM.

     Landlord covenants during the Term:

     5.1.1 Building Services - To furnish, through Landlord's employees or independent contractors, the services listed in Exhibit D;

     5.1.2 Additional Building Services - To furnish, through Landlord's employees or independent contractors, reasonable additional Building operation services upon reasonable advance request of Tenant at equitable rates from time to time established by Landlord to be paid by Tenant;

     5.1.3 Repairs - Except as otherwise provided in ARTICLE VII of this Lease, to make such repairs to the roof, exterior walls, floor slabs, other structural components and common facilities of the Building as may be necessary to keep them in serviceable condition; and

     5.1.4 Quiet Enjoyment - That Landlord has the right to make this Lease and that Tenant on paying the rent and performing its obligations hereunder shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject however to all the terms and provisions hereof.

5.2   INTERRUPTIONS.

     Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages or from the necessity of Landlord's entering the Premises for any of the purposes authorized in this Lease or for repairing the Premises or any portion of the Building or Lot. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause beyond Landlord's reasonable control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in
ARTICLE VII, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

     Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

     Landlord also reserves the right to institute such policies, programs and measures as may be necessary, required or expedient for the conservation or preservation of energy or energy services or as may be necessary or required to comply with applicable codes, rules, regulations or standards.


                                   ARTICLE VI

                               TENANT'S COVENANTS

6.1  TENANT'S COVENANTS DURING THE TERM.

     Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:

     6.1.1 Tenant's Payments - To pay when due (a) all Annual Rent and additional rent, (b) all taxes which may be imposed on Tenant's personal property in the Premises (including, without limitation, Tenant's fixtures and equipment) regardless to whomever assessed, (c) all charges by public utilities for telephone and other utility services (including service inspections therefor) rendered to the Premises not otherwise required hereunder to be furnished by Landlord without charge and not consumed in connection with any services required to be furnished by Landlord without charge and (d) as additional rent, all charges of Landlord for services rendered pursuant to
Section 5.1.2 hereof;

     6.1.2 Repairs and Yielding Up - Except as otherwise provided in ARTICLE VII and Section 5.1.3, to keep the Premises in good order, repair and condition, reasonable wear only excepted; and at the expiration or termination of @@his Lease peaceably to yield up the Premises and all changes and additions therein in such order, repair and condition, first removing all goods and effects of Tenant and any items, the removal of which is required by agreement or specified herein to be removed at Tenant's election and which Tenant elects to remove, and repairing all damage caused by such removal and restoring the Premises and leaving them clean and neat;

     6.1.3 Occupancy and Use - To use and occupy the Premises only for the Permitted Uses; not to injure or deface the Premises, Building, or Lot; and not to permit in the Premises any use thereof which is improper, offensive, contrary to law or ordinance, or liable to create a nuisance or to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building;

     6.1.4 Rules and Regulations - To comply with the Rules and Regulations set forth in Exhibit E and all other reasonable Rules and Regulations hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and Lot and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations;

     6.1.5 Safety Appliances - To keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses;

     6.1.6 Assignment and Subletting - Not without the prior written consent of Landlord to assign this Lease, to make any sublease, or to permit occupancy of the Premises or any part thereof by anyone other than Tenant, voluntarily or by operation of law (it being understood that in no event shall Landlord consent to any such assignment, sublease or occupancy if the same is on terms more favorable to the successor occupant than to the then occupant); as additional rent, to reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting; no assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee); no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance. Landlord's consent to assignment or subletting by Tenant shall not be unreasonably withheld, provided that such assignee or subtenant pays therefor the greater of the Annual Rent and additional rent then payable hereunder, or the then fair market rent for the Premises as reasonably determined by Landlord; and provided further that Landlord shall not be deemed unreasonable for withholding its consent to any assignment or subletting the arrangements for which are to be made through any broker other than Landlord or its affiliates. In the event that any assignee or subtenant pays to Tenant any amounts in excess of the Annual Rent and additional rent then payable hereunder, or pro rata portion thereof on a square footage basis for any portion of the Premises, Tenant shall promptly pay fifty percent (50%) of said excess to Landlord as and when received by Tenant. If Tenant requests Landlord's consent to assign this Lease or sublet more than twenty-five percent (25%) of the Premises, Landlord shall have the option, exercisable by written notice to Tenant given within ten (10) days after receipt of such request, to terminate this Lease as of a date specified in such notice which shall not be less than thirty (30) or more than sixty (60) days after the date of such notice;

     6.1.7 Indemnity - To defend, with counsel reasonably acceptable to Landlord, save harmless and indemnify Landlord from any liability for injury, loss, accident or damage to any person or property and from any claims, actions, proceedings and expenses and costs in connection therewith (including, without implied limitation, reasonable counsel fees): (i) arising from the omission, fault, willful act, negligence or other misconduct of Tenant or from any use made or thing done or occurring on the Premises not due to the gross negligence of Landlord or (ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease;

     6.1.8 Tenant's Liability Insurance - To maintain public liability insurance on the Premises in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1 of this Lease, and from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes and to furnish Landlord with certificates thereof;

     6.1.9 Tenant's Worker's Compensation Insurance - To keep all of Tenant's employees working in the Premises covered by worker's compensation insurance in statutory amounts and to furnish Landlord with certificates thereof;

     6.1.10 Landlord's Right of Entry - To permit Landlord and Landlord's agents entry: to examine the Premises at reasonable times and, if Landlord shall so elect, to make repairs or replacements; to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles or the like to which Landlord has not consented in writing; and to show the Premises to prospective tenants during the twelve (12) months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times;

     6.1.11 Loading - Not to place a load upon the Premises exceeding an average rate of fifty (50) pounds of live load per square foot or floor area, and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as Landlord shall in each instance approve; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring or other types of vibration eliminators sufficient to eliminate such vibration or noise;

     6.1.12 Landlord's Costs - In case Landlord shall be made party to any litigation commenced by or against Tenant or by or against any parties in possession of the Premises or any part thereof claiming under Tenant, to pay, as additional rent, all costs including, without implied limitation, reasonable counsel fees incurred by or imposed upon Landlord in connection with such litigation and, as additional rent, also to pay all such costs and fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease;

     6.1.13 Tenant's Property - All the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot shall be at the sole risk and hazard of Tenant and, if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord unless due to the gross negligence of Landlord;

     6.1.14 Labor or Materialmen's Liens - To pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees or independent contractors; not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises; and immediately to discharge any such liens which may so attach;

     6.1.15 Changes or Additions - Not to make any changes or additions to the Premises without Landlord's prior written consent, provided that Tenant shall reimburse Landlord, as additional rent, for all costs incurred by Landlord in reviewing Tenant's proposed changes or additions, and provided further that, in order to protect the functional integrity of the Building, all such changes and additions shall be performed by Managing Agent; and

     6.1.16 Holdover - To pay to Landlord one and one-half times the total of the Annual Rent and additional rent then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by Landlord on account thereof; the provisions of this subsection shall not operate as a waiver by Landlord of the right of re-entry provided in this Lease; at the option of Landlord exercised by a written notice given to Tenant while such holding over continues, such holding over shall constitute an extension of this Lease for a period of one year.

     6.1.17 Right of Financial Review - To allow Landlord and any holder of a mortgage on the Premises to examine Tenant's financial statements, audited financial statements if available, upon reasonable advance notice from Landlord to Tenant. Such review shall be conducted no more frequently than once in any six (6) month period.


                                  ARTICLE VII

                              CASUALTY AND TAKING

7.1   CASUALTY AND TAKING.

     In case during the Term all or any substantial part of the Premises, Building or Lot, or any one or more of them, are damaged materially by fire or any other cause or by action of public or other authority in consequence thereof or are taken by eminent domain or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, this Lease shall terminate at Landlord's election, which may be made, notwithstanding Landlord's entire interest may have been divested, by notice to Tenant within thirty (30) days after the occurrence of the event giving rise to the election to terminate, which notice shall specify the effective date of termination which shall be not less than thirty (30) nor more than sixty (60) days after the date of notice of such termination. If in any such case the Premises are rendered unfit for use and occupation and the Lease is not so terminated, Landlord shall use due diligence to put the Premises, or, in case of a taking, what may remain thereof (excluding any items installed or paid for by Tenant which Tenant may be required or permitted to remove) into proper condition for use and occupation to the extent permitted by the net award of insurance or damages available to Landlord, and a just proportion of the Annual Rent and additional rent according to the nature and extent of the injury shall be abated until the Premises or such remainder shall have been put by Landlord in such condition; and in case of a taking which permanently reduces the area of the Premises, a just proportion of the Annual Rent and additional rent shall be abated for the remainder of the Term and an appropriate adjustment shall be made to the Annual Estimated Operating Expenses.

7.2   RESERVATION OF AWARD.

     Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Lot and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request and hereby irrevocably designates and appoints Landlord as its attorney-in-fact to execute and deliver to Tenant's name and behalf all such further assignments thereof. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) movable trade fixtures installed by Tenant, or anybody claiming under Tenant, at its own expense or
(ii) relocation expenses recoverable by Tenant from such authority in a separate action.


                                  ARTICLE VIII

                              RIGHTS OF MORTGAGEE

8.1   PRIORITY OF LEASE.

     This Lease is and shall continue to be subject and subordinate to any presently existing mortgage or deed of trust of record covering the Lot or Building or both (the "mortgaged premises"). The holder of such presently existing mortgage or deed of trust shall have the election to subordinate the same to the rights and interests of Tenant under this Lease exercisable by filing with the appropriate recording office a notice of such election, whereupon the Tenant's rights and interests hereunder shall have priority over such mortgage or deed of trust.

     Unless the option provided for in the next following sentence shall be exercised, this Lease shall be superior to and shall not be subordinate to, any mortgage, deed of trust or other voluntary lien hereafter placed on the mortgaged premises. The holder of any such mortgage, deed of trust or other voluntary lien shall have the option to subordinate this Lease to the same, provided that such holder enters into an agreement with Tenant by the terms of which the holder will agree to recognize the rights of Tenant under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and Tenant will agree to recognize the holder of such mortgage as Landlord in such event, which agreement shall be made to expressly bind and inure to the benefit of the successors and assigns of Tenant and of the holder and upon anyone purchasing the mortgaged premises at any foreclosure sale. Any such mortgage to which this Lease shall be subordinated may contain such terms, provisions and conditions as the holder deems usual or customary.

8.2  RIGHTS OF MORTGAGE HOLDERS; LIMITATION OF MORTGAGEE'S
     LIABILITY.

     The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, including without limitation Section 10.4, no such holder of a mortgage shall be liable, either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure, and such holder shall not in any event be liable to perform or liable in damages for failure to perform the obligations of Landlord under Section 3.1. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord (except for the obligations under Section 3.1), subject to and with the benefit of the provisions of Section 10.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the equity of the Premises.

8.3   MORTGAGEE'S ELECTION.

     Notwithstanding any other provision to the contrary contained in this Lease, if prior to substantial completion of Landlord's obligations under
Article III, any holder of a first mortgage on the mortgaged premises enters and takes possession thereof for the purpose of foreclosing the mortgage, such holder may elect, by written notice given to Tenant and Landlord at any time within ninety (90) days after such entry and taking of possession, not to perform Landlord's obligations under Article III, and in such event such holder and all persons claiming under it shall be relieved of all obligations to perform, and all liability for failure to perform, said Landlord's obligations under Article III, and Tenant may terminate this Lease and all its obligations hereunder by written notice to Landlord and such holder given within thirty (30) days after the day on which such holder shall have given its notice as aforesaid.

8.4  NO PREPAYMENT OR MODIFICATION, ETC.

     Tenant shall not pay Annual Rent, additional rent or any

other charge more than ten (10) days prior to the due dates thereof. No prepayment of Annual Rent, additional rent or other charge, no assignment of this Lease and no agreement to modify so as to reduce the rent, change the Term or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to in writing by Landlord's mortgagees of record, if any.

8.5  NO RELEASE OR TERMINATION.

     No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 8.5 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises, if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist.

8.6   CONTINUING OFFER.

     The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a mortgagee (particularly, without limitation thereby, the covenants and agreements contained in this Article VIII) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such mortgagee; such mortgagee is hereby constituted a party to this Lease as an obligee hereunder to the same extent as though its name were written herein as such; and such mortgagee shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this Article VIII.

8.7  MORTGAGEE'S APPROVAL.

     Landlord's obligation to perform its covenants and agreements hereunder is subject to the condition precedent that this Lease be approved by the holder of any mortgage of which the Premises are a part and by the issuer of any commitment to make a mortgage loan which is in effect on the date hereof. Unless Landlord gives Tenant written notice within thirty (30) business days after the date hereof that such holder or issuer, or both, disapprove this Lease, then this condition shall be deemed to have been satisfied or waived and the provisions of this Section 8.6 shall be of no further force or effect.


                                   ARTICLE IX

                                    DEFAULT

9.1  EVENTS OF DEFAULT.

     If any default by Tenant continues after notice, in case of Annual Rent, additional rent, or any other monetary obligation to Landlord for more than ten
(10) days or, in any other case, for more than thirty (30) days and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in thirty (30) days and Tenant diligently endeavors to cure such default; of if Tenant is in default (beyond any applicable grace period) under that lease with Landlord dated September 21, 1993, as amended, with respect to certain other space in the Building; or if Tenant becomes insolvent, fails to pay its debts as they fall due, files a petition under any chapter of the U.S. Bankruptcy Code, 11 U.S.C. 101 et seq., as it may be amended (or any similar petition under any insolvency law of any jurisdiction), or if such petition is filed against Tenant; or if Tenant proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property of Tenant; or if the leasehold hereby created is taken on execution or other process of law in any action against Tenant; then, and in any such case, Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter while such default continues and without further notice, at Landlord's election, do any one or more of the following: (1) give Tenant written notice stating that the Lease is terminated, effective upon the giving of such notice or upon a date stated in such notice, as Landlord may elect, in which event the Lease shall be irrevocably extinguished and terminated as stated in such notice without any further action, or (2) with or without process of law, in a lawful manner, enter and repossess the Premises as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove its and their effects, without being guilty of trespass, in which event the Lease shall be irrevocably extinguished and terminated at the time of such entry, or (3) pursue any other rights or remedies permitted by law. Any such termination of the Lease shall be without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and in the event of such termination Tenant shall remain liable under this Lease as hereinafter provided. Tenant hereby waives all statutory rights (including, without limitation, rights of redemption, if any) to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant's effects and those of any person claiming through or under Tenant at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

9.2  TENANT'S OBLIGATIONS AFTER TERMINATION.

     In the event that this Lease is terminated under any of the provisions contained in Section 9.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, (a) a sum equal to the tenant allowances paid by Landlord as set forth in Article II and Article III and (b) the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Rent and all additional rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 9.2 and also with the net proceeds of any rents obtained by Landlord by re-letting the Premises, after deducting all Landlord's expenses in connection with such re-letting, including, without implied limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such re-letting, it being agreed by Tenant that Landlord may (i) re-let the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to re-let the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to re-let the same, and no action of Landlord in accordance with the foregoing or failure to re-let or to collect rent under re-letting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

     So long as at least twelve (12) months of the Term remain unexpired at the time of such termination, in lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 9.2, Landlord may by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in
Section 9.l, or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Annual Rent and additional rent accrued under Article IV in the twelve (12) months ended next prior to such termination plus the amount of Annual Rent and additional rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 9.2 up to the time of payment of such liquidated damages.

     Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

                                   ARTICLE X

                                 MISCELLANEOUS
10.1  NOTICE OF LEASE.

     Upon request of either party, both parties shall execute and deliver, after the Term begins, a short form of this Lease in form appropriate for recording or registration, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination.

10.2  INTENTIONALLY OMITTED.

10.3  NOTICES FROM ONE PARTY TO THE OTHER.

     All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, at Tenant's Address or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at Landlord's Address or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given when mailed to such address postage prepaid, registered or certified mail, return receipt requested, or when delivered to such address by hand.

10.4  BIND AND INURE.

     The obligations of this Lease shall run with the land and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Landlord named herein and each successive owner of the Premises shall be liable only for the obligations accruing during the period of its ownership. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Premises: but not upon other assets of Landlord. No individual partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Premises in pursuit of its remedies upon an event of default hereunder, and the general assets of the individual partners, trustees, stockholders, officers, employees or beneficiaries of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant.

10.5  NO SURRENDER.

     The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

10.6  NO WAIVER, ETC.

     The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or, with respect to such failure of Landlord, any of the Rules and Regulations referred to in Section 6.1.4, whether heretofore or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant in the Building be deemed a waiver of any such Rules or Regulations. The receipt by Landlord of Annual Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach by Landlord, unless such waiver be in writing and signed by Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

10.7  NO ACCORD AND SATISFACTION.

     No acceptance by Landlord of a lesser sum than the Annual Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

10.8  CUMULATIVE REMEDIES.

The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

10.9  LANDLORD'S RIGHT TO CURE.

     If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the rate of 4% per annum in excess of the then average prime commercial rate of interest being charged by the three largest national banks in Boston, Massachusetts), and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

10.10  ESTOPPEL CERTIFICATE.

     Tenant agrees, from time to time, upon not less than fifteen (15) days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect; that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Rent and additional rent and to perform its other covenants under this lease; that there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); and the dates to which the Annual Rent, additional rent and other charges have been paid. Any such statement delivered pursuant to this Section 10.10 shall be in a form reasonably acceptable to and may be relied upon by any prospective purchaser or mortgagee of premises which include the Premises or any prospective assignee of any such mortgagee.

10.11  WAIVER OF SUBROGATION.

     Any insurance carried by either party with respect to the Premises and property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrences of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

10.12  ACTS OF GOD.

     In any case where either party hereto is required to do any act (other than the payment of rent), delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time," and such time shall be deemed to be extended by the period of such delay.

10.13  BROKERAGE.

     Tenant represents and warrants that it has dealt with no broker in connection with this transaction other than Meredith & Grew, Incorporated and agrees to defend, with counsel approved by Landlord, indemnify and save Landlord harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or agent, other than with Meredith & Grew, Incorporated, with respect to Tenant's dealings in connection with this Lease.

10.14  SUBMISSION NOT AN OFFER.

     The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy has been delivered to each of them.

10.15  APPLICABLE LAW AND CONSTRUCTION.

     This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

     The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

     Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant., the obligations imposed by this Lease upon Tenant shall be joint and several.

     EXECUTED as a sealed instrument on the day and year first above written.

                                          LANDLORD:  L&E INVESTMENT OF
                                          MASSACHUSETTS ONE, INC.

                                          By:/s/ David C. Sherwood
                                             ---------------------


                                          TENANT:  CREDIT TECHNOLOGIES, INC.

                                          By:_________________________________
                                             Pamela D. A. Reeve, Its President

                                          By:/s/ William G. Brown
                                             ---------------------------------
                                             William G. Brown, Its Treasurer and
                                             Vice President of Finance

                                   EXHIBIT A
                                   ---------


                          [Floor Plan -- Second Floor]

                                   EXHIBIT B
                                   ---------

                                 Somerset Court
                               281 Winter Street
                             Waltham, Massachusetts

                    SPECIFICATION OF LEASEHOLD IMPROVEMENTS
                    ---------------------------------------

Work shown on plans to be prepared for Tenant by Landlord's architect and approved by Landlord, such approval not to be unreasonably withheld. In the event that such plans are not completed on or before October 1, 1994, the Commencement Date shall, nevertheless, be deemed to be the earlier of December 1, 1994 or the date of the substantial completion of the Leasehold Improvements.

                                   EXHIBIT C
                                   ---------
                                Somerset Court
                               281 Winter Street
                            Waltham, Massachusetts

                              BUILDING STANDARDS
                              ------------------

The Tenant will receive the following Tenant Improvements, which are included as part of the Fixed Rent Rate.

 1.  PARTITIONS:
     -----------

      a) Demising partitions will be constructed of 3 5/8" metal studs with 5/8" gypsum wall board on each side. Demising partitions will extend from the finish floor to the underside of the floor deck above, subject to the requirements of the building and air conditioning system and the partition will be filled with 3" of fiberglass sound insulation.

      b) Interior partitions will be constructed of 3 5/8" metal studs with 5/8" gypsum board on each side. Partitions will extend from the floor to the underside of the acoustical tile ceiling. Tenant allowance shall be as shown on attached Exhibit A.

2.     DOORS:
       ------

      a) Each tenant will be allowed one entrance door of solid core oak, 3' x 8'-4", with a door closer, lever handle mortise lock-set. Door frame will be natural finish oak.

      b) Interior doors shall be 3' x 7' solid core oak in painted metal frames. Doors shall be finished natural with low sheen varnish and shall have 80% lever latchsets. Tenant allowance shall be as shown on attached Exhibit A.

 3.  PAINTING AND WALL COVERING:
     ---------------------------

       a) All tenant partitions will receive two coats of latex paint. Color selection will be made from building standard samples with not more than one color per room. All partitions will have a 4" vinyl base.

       b) Wall covering will be provided at Tenant's own expense and shall be subject to Landlord's approval prior to installation.

4.    FLOORS:
      ------

      Carpet shall be thirty (30) ounce commercial grade installed from building standard samples or from Landlord approved selection provided by Tenant. Vinyl tile may be substituted for carpet as required.

5.    CEILING:
      -------

      Ceilings will be 2' x 2' acoustic lay-in Armstrong Cortega
      Minaboard or equal tile.  Ceiling height will be 8'-6".

6.    ELECTRICAL:  (as shown on attached PLAN A)
      ----------

           Device                                     Description
           ------                                     -----------

      Lighting Fixtures                           2' x 4' Parabolic

      Wall Switches                               Single Pole

      Electrical Outlets                          120v Duplex Wall Mount

7.    TELEPHONE:
      ---------

      Wall telephone outlets will be provided as shown on attached Exhibit A and will consist of a cut out in the drywall partition with a pull string inside the partition to above the ceiling. Installation of all telephone wiring, which shall meet the requirements of the Massachusetts Electrical Code and the local building and electrical inspectors, is the responsibility of Tenant.

8.    SUN CONTROL BLINDS:
      ------------------

      a)   All windows will be 1" bronze insulated glass.

      b) All perimeter windows will be provided with operable vertical Louver drape blinds in building standard color.

9.    SPRINKLERS:
      ----------

      General office space shall have flushed mounted sprinkler heads as required by local laws and ordinances.

10.  HEATING AND AIR CONDITIONING:
     -----------------------------

     Cooling shall be provided from a central mechanical plant in the penthouse through a medium pressure manifold variable volume duct system. Heating shall be provided with constant volume fan coil units or induction units connected to the duct system and installed in the ceiling plenum.

     Space thermostats and separate zones will be provided for approximately each 50 lineal feet of building perimeter and approximately each 2,500 square feet of interior space.

     Supply air shall be provided through linear diffusers near the windows for the exterior zones and through slot diffusers for interior zones.

11.  MISCELLANEOUS:
     --------------

     a)  Each floor will have a drinking fountain accessible to all tenants.

     b) Showers will be located in the second floor Men's and Women's toilet facilities.

All improvements not stated above will be provided by Tenant at its own expense. Such improvements will be approved by Landlord prior to installation.

                                   EXHIBIT D
                                   ---------

                                Somerset Court
                               281 Winter Street
                            Waltham, Massachusetts


                              LANDLORD'S SERVICES
                              -------------------


I.   CLEANING

     A.   General

     1. All cleaning work will be performed between 8 a.m. and 12 midnight, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

     2. Abnormal waste removal (e.g., computer installation paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) shall be Tenant's responsibility.

     B.   Daily Operations (5 times per week)

          1.   Tenant Areas

               a. Empty and clean all waste receptacles; wash receptacles as necessary.
               b.   Vacuum all rugs and carpeted areas.
               c.   Empty, damp-wipe and dry all ashtrays.

          2.   Lavatories

               a.   Sweep and wash floors with disinfectant.
               b.   Wash both sides of toilet seats with disinfectant.
               c.   Wash all mirrors, basins, bowls, urinals.
               d.   Spot clean toilet partitions.
               e.   Empty and disinfect sanitary napkin disposal receptacles.
               f. Refill toilet tissue, towel, soap, and sanitary napkin dispensers.

          3.   Public Areas

               a. Wipe down entrance doors and clean glass (interior and exterior).
               b.   Vacuum elevator carpets and wipe down doors and walls.
               c.   Clean water coolers.

     C.   Operations as Needed (but not less than every other day)

          1.   Tenant and Public Areas

               a.   Buff all resilient floor areas.

     D.   Weekly Operations

          1.   Tenant Areas, Lavatories, Public Areas

               a. Hand-dust and wipe clean all horizontal surfaces with treated cloths to include furniture, office equipment, windowsills, door ledges, chair rails, baseboards, convector tops, etc., within normal reach.
               b. Remove finger marks from private entrance doors, light switches, and doorways.
               c.   Sweep all stairways.

     E.   Monthly Operations

          1.   Tenant and Public Areas

               a.   Thoroughly vacuum seat cushions on chairs, sofas, etc.
               b.   Vacuum and dust grillwork.

          2.   Lavatories

               a.   Wash down interior walls and toilet partitions.

     F.   As Required and Weather Permitting

          1.   Entire Building

               a.   Clean inside of all windows.
               b.   Clean outside of all windows.

     G.   Yearly

          1.   Tenant and Public Areas

               a.   Strip and wax all resilient tile floor areas.
               b. Shampoo carpet in common facilities as necessary in Landlord's sole discretion.

II.  HEATING, VENTILATING, AND AIR CONDITIONING

     1. Heating, ventilating, and air conditioning as required to provide reasonably comfortable temperatures for normal business day occupancy (excepting holidays); Monday through Friday from 8:00 a.m. to 5:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m.

     2. Maintenance of any additional or special air conditioning equipment and the associated operating cost will be at Tenant's expense.

III. WATER

     Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

IV.  ELEVATORS (if Building is Elevatored)

     Elevators for the use of all tenants and the general public for access to and from all floors of the Building.
     Programming of elevators (including, but not limited to, service elevators) shall be as Landlord from time to time determines best for the Building as a whole.

V.   RELAMPING OF LIGHT FIXTURES

     Tenant will reimburse Landlord for the cost of lamps, ballasts and starters and the cost of replacing same within the Premises.

VI.  CAFETERIA AND VENDING INSTALLATIONS

     1. Any space to be used primarily for lunchroom or cafeteria operation shall be Tenant's responsibility to keep clean and sanitary, it being understood that Landlord's approval of such use must be first obtained in writing.

     2. Vending machines or refreshment service installations by Tenant must be approved by Landlord in writing and shall be restricted in use to employees and business callers. All cleaning necessitated by such installations shall be at Tenant's expense.

VII. ELECTRICITY

     A. Landlord, at Landlord's expense, shall furnish electrical energy required for lighting, electrical facilities, equipment, machinery, fixtures, and appliances used in or for the benefit of Tenant's Space, in accordance with the provisions of the Lease of which this Exhibit is part.

     B. Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment other than normal office machines such as desk-top calculators and typewriters, or any fixtures, appliances or equipment which Tenant on a regular basis operates beyond normal building operating hours. In the event of any such connection, Tenant agrees to an increase in the ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE and a corresponding increase in Annual Rent by an amount which will reflect the cost to Landlord of the additional electrical service to be furnished by Landlord, such increase to be effective as of the date of any such installation. If Landlord and cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Landlord's Operating Costs provided in Section 4.2 hereof.

     C. Tenant's use of electrical energy in Tenant's Space shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving Tenant's Space. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment which operate on a voltage in excess of 120 volts nominal or make any alteration or addition to the electric system of Tenant's Space. Unless Landlord shall reasonably object to the connection of any such fixtures, appliances or equipment, all additional risers or other equipment required therefor shall be provided by Landlord, and the cost thereof shall be paid by Tenant upon Landlord's demand. In the event of any such connection, Tenant agrees to an increase in the ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE and a corresponding increase in Annual Rent by an amount which will reflect the cost to Landlord of the additional service to be furnished by Landlord, such increase to be effective as of the date of any such connection. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Landlord's Operating Costs provided in Section 4.2 hereof.

     D. If at any time after the date of this Lease, the rates at which Landlord purchases electrical energy from the public utility supplying electric service to the Building, or any charges incurred or taxes payable by Landlord in connection therewith, shall be increased or decreased, the Annual Rent and ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE shall be increased or decreased, as the case may be, by an amount equal to the estimated increase or decrease, as the case may be, in Landlord's cost of furnishing the electricity referred to in Paragraph A above as a result of such increase or decrease in rates, charges, or taxes. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Landlord's Operating Costs as provided in Section 4.2 hereof. Any such increase or decrease shall be effective as of the date of the increase or decrease in such rate, charges, or taxes.

     E. Landlord may, at any time, elect to discontinue the furnishing of electrical energy. In the event of any such election by Landlord: (1) Landlord agrees to give reasonable advance notice of any such discontinuance to Tenant; (2) Landlord agrees to permit Tenant to receive electrical service directly from the public utility supplying service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving Tenant's Space to be used by Tenant and/or such public utility for such purpose to the
          extent they are suitable and safely capable; (3)   Landlord agrees to
          pay such charges and costs, if any, as such public utility may impose in connection with the installation of Tenant's meters and to make or, at such public utility's election, to pay for such other installations as such public utility may require, as a condition of providing comparable electrical service to Tenant; (4) the Annual Rent shall be equitably decreased to reflect such discontinuance by an amount equal to the ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE then in effect; and (5) Tenant shall thereafter pay, directly to the utility furnishing the same, all charges for electrical services to the Premises.

     F. Whenever the Annual Rent is increased or decreased pursuant to any of the foregoing paragraphs of this Article, the parties agree, upon request of either, to execute and deliver each to the other an amendment to this Lease confirming such increase or decrease.

                                   EXHIBIT E
                                   ---------

                                Somerset Court
                               281 Winter Street
                            Waltham, Massachusetts

                             RULES AND REGULATIONS
                             ---------------------


1. The entrance, lobbies, passages, corridors, elevators and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or be used by them for any purpose other than for ingress and egress to and from the Premises. The moving in or out of all sales, freight, furniture or bulky matter of any description must take place during the hours which Landlord may determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

2. No curtains, blinds, shades, screens or signs other than those furnished by Landlord shall be attached to, hung in or used in connection with any window or door of the Premises without the prior written consent of Landlord. Interior signs on doors shall be painted or affixed for Tenant by Landlord or by sign painters first approved by Landlord at the expense of Tenant and shall be of a size, color and style acceptable to Landlord.

3. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord. Tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, shops, booths, stands, offices and toilet rooms, either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

4. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

5. Tenant may request heating and/or air conditioning during other periods in addition to normal working hours by submitting its request in writing to the Building Manager's office not later than 2 p.m. the preceding workday (Monday through Friday) on forms available from the Building Manager.

     The request shall clearly state the start and stop hours of the "off-hour" service. Tenant shall submit to the Building Manager a list of personnel who are authorized to make such requests. Charges are to be determined by the Building Manager on the additional hours of operations and shall be fair and reasonable and reflect the additional operating costs involved.

6. Tenant shall comply with all security measures from time to time established by Landlord for the Building.

7. Tenant shall be responsible for causing its visitors to park only in spaces or areas marked "Visitors Parking" and Tenant and its employees shall not park in spaces or areas marked "Visitor Parking" or "No Parking". Landlord reserves the right to tow any cars parked in "Visitor Parking" or "No Parking" areas in violation of these rules and regulations at the sole expense of the owner of the improperly parked car. Landlord reserves the right to designate reserved parking spaces for the Building's tenants. If any parking spaces are designated as reserved for Tenant, Tenant and its employees shall park only in those parking spaces which have been reserved for Tenant and in those unmarked parking spaces which Tenant has the right to use in common with other tenants. Tenant is responsible for policing any parking spaces reserved solely for its use and may tow any cars improperly parked in such reserved parking spaces. Such towing must be done by a company approved by Landlord. Tenant agrees, upon the request of Landlord, to provide Landlord with the license plate number and make and model of each of the cars which will be used by Tenant and its employees and shall specify which cars will be using the parking spaces reserved solely for Tenant's use. Landlord is entitled to rely on the information provided to it by Tenant and need not make any further inquiry into the ownership of the cars on the Lot. Violations of this Rule No. 7 shall be considered a default under the Tenant's lease and Landlord shall have all rights contained therein with respect to a default by Tenant.

                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease is entered into as of the 31st day of May, 1994 by and between L&E INVESTMENT OF MASSACHUSETTS ONE, INC., a Delaware corporation (the "Landlord"), and CREDIT TECHNOLOGIES, INC., a Delaware corporation (the "Tenant").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, Landlord and Tenant have entered into that certain Lease dated September 21, 1993, (the "Lease") with respect to certain premises located in the building ("Building") known and numbered as 281 Winter Street, Waltham, Massachusetts and more particularly described in said Lease (the "Premises");

     WHEREAS, in accordance with Section 2.5 of the Lease Landlord has offered to lease to Tenant and Tenant has accepted from Landlord 1,809 square feet of space on the first floor of the Building, all as more fully set forth herein; and

     WHEREAS, Landlord and Tenant therefore wish to amend the Lease in order to reflect such expansion, subject to the terms and conditions set forth below;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Lease.

     2. Effective as of August 1, 1994 the parties agree that 1,809 square feet of adjacent space on the first floor of the Building (the "Expansion Space") shall be added to the Premises and the definition of the term "TENANT'S SPACE" set forth in Section 1.1 of the Lease shall be and hereby is amended by deleting the first floor space plan attached as Exhibit A1 to the Lease and substituting therefore the first floor space plan attached as Exhibit A1 to this Amendment. Thereafter, all references to "Premises" or "Tenant's Space" contained in the Lease shall be read to refer to the original 17,580 square feet together with the Expansion Space being added by this Amendment and the terms and provisions of the Lease, as the same may be amended hereby, shall apply to said Expansion Space as fully as if it had been included in the Premises originally demised, including without limitation those terms relating the payment of fixed and additional rent.

     3. Effective as of August 1, 1994 the definition of the term "RENTABLE FLOOR AREA OF TENANT'S SPACE" set forth in Section 1.1 of the Lease is hereby deleted and the following is substituted therefore:

          "RENTABLE FLOOR AREA OF TENANT'S SPACE: 19,389 square feet (14,691 of which are on the first floor and 4,698 of which are on the second floor), as the same may be increased pursuant to the terms hereof."

     4. Effective as of August 1, 1994 the definition of the term "TENANT'S PROPORTIONATE SHARE" set forth in Section 1.1 of the lease is hereby amended by deleting the phrase "25.93% (17,580 square feet divided by 67,800 square feet)" and substituting "28.60% (19,389 square feet divided by 67,800 square feet)" therefor.

     5. Effective as of August 1, 1994 the definition of "PARKING SPACES ALLOCATED TO TENANT" set forth in Section 1.1 of the Lease is hereby amended by deleting the phrase "Approximately 70 parking spaces" and substituting "Approximately 78 parking spaces" therefor.

     6. Landlord hereby agrees that on or before August 1, 1994 it will remove the existing demising wall separating the Expansion Space from the original 17,580 square feet premises, and Landlord agrees to use diligent efforts to ensure that Tenant's use of the Premises is no unreasonably disrupted by such demolition. Landlord further agrees that it will patch and paint the walls of the Expansion Space in accordance with building standards.

     7. Tenant represents and warrants that it has dealt with no broker in connection with this Amendment other than Meredith & Grew, Incorporated and agrees to defend, with counsel approved by Landlord, indemnify and save Landlord harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or agent, other than with Meredith & Grew, Incorporated, with respect to Tenant's dealings in connection with this Amendment.

     8. The terms and provisions of the Lease, as modified by this Amendment, are hereby ratified and confirmed and the parties agree that said Lease, as so modified, remains in full force and effect.

     EXECUTED under seal this as of the date first above written.

                              LANDLORD:

                              L&E INVESTMENT OF MASSACHUSETTS
                              ONE, INC.


                              By: /s/ David C. Sherwood
                                  -----------------------------
                                  Name: David C. Sherwood
                                  Its:  CEO

                              TENANT:

                              CREDIT TECHNOLOGIES, INC.


                              By: /s/ William G. Brown
                                  -----------------------------
                                  Name: William G. Brown
                                  Its:  Vice President - Finance

                           SECOND AMENDMENT TO LEASE

This Second Amendment to Lease is entered into as of the 5th day of August, 1994 by and between L&E INVESTMENT OF MASSACHUSETTS ONE, INC., a Delaware corporation (the "Landlord"), and CREDIT TECHNOLOGIES, INC., a Delaware corporation (the "Tenant").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, Landlord and Tenant have entered into that certain Lease dated September 21, 1993, as amended by a First Amendment to Lease dated as of May 31, 1994 (as so amended, the with respect to certain premises located in the building ("Building") known and numbered as 281 Winter Street, Waltham, Massachusetts and more particularly described in said Lease (the "Premises").

     WHEREAS, Landlord and Tenant have, on or about the date hereof, entered into a second lease of space with respect to 12,046 square feet of space in the Building (the "Second Lease"); and

     WHEREAS, Landlord and Tenant wish to amend the Lease as set forth below to provide that a default by Tenant under the Second Lease shall likewise constitute a default under the Lease;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Lease. The term "Second Lease" shall have the meaning set forth above.

     2. Section 9.1 of the Lease is hereby amended by inserting the following language immediately after the word "default;" in the seventh (7th) line thereof: "or if Tenant is in default (beyond any applicable grace periods) under the Second Lease;", it being the intention of the parties that a default under the Second Lease likewise constitute a default under this Lease.

     3. The terms and provisions of the Lease, as modified by this Amendment, are hereby ratified and confirmed and the parties agree that said Lease, as so modified, remains in full force and effect.

EXECUTED under seal this as of the date first above written.

                              LANDLORD:

                              L&E INVESTMENT OF
                              MASSACHUSETTS ONE, INC.


                              By:/s/ David C. Sherwood
                                 ---------------------
                                    Name: David C. Sherwood
                                    Its:  CEO

                              TENANT:

                              CREDIT TECHNOLOGIES, INC.


                              By:/s/ William G. Brown
                                 --------------------
                                    Name: William G. Brown
                                    Title: Treasurer, VP Finance and
                                    Administration

                            THIRD AMENDMENT TO LEASE


     This Third Amendment to Lease is entered into as of the 29th day of November, 1994 by and between L & E INVESTMENT OF MASSACHUSETTS ONE, INC., a Delaware corporation (the "Landlord"), and LIGHTBRIDGE, INC., a Delaware corporation (the "Tenant").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, Landlord and Credit Technologies, Inc. entered into that certain Lease dated September 21, 1993, as amended by a First Amendment to Lease dated as of May 31, 1994 and a Second Amendment to Lease dated as of August 5, 1994 (as so amended, the "Lease") with respect to certain premises located in the building ("Building") known and numbered as 281 Winter Street, Waltham, Massachusetts and more particularly described in said Lease (the "Premises");

     WHEREAS, Credit Technologies, Inc. has since changed its name to and reincorporated as Lightbridge, Inc.;

     WHEREAS, in accordance with Section 2.5 of the Lease Landlord has offered to lease to Tenant and Tenant has accepted from Landlord 1,775 square feet of space formerly occupied by Intersel, Inc. and located on the first floor of the Building, all as more fully set forth herein; and

     WHEREAS, Landlord and Tenant therefore wish to amend the Lease in order to reflect such expansion, subject to the terms and conditions set forth below;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Lease.

     2. Tenant hereby warrants and represents that, but for the name change, Lightbridge, Inc. is the same corporate entity formerly known as Credit Technologies, Inc. and that the assets and net worth of said corporation were not affected by such name change or any transaction(s) relating thereto. The parties hereby agree that all references to "Tenant" in the Lease and herein shall refer to Lightbridge, Inc. and, accordingly, the definition of "TENANT" in
Section 1.1 of the Lease is hereby amended by deleting "Credit Technologies, Inc." and substituting "Lightbridge, Inc." therefor.

     3. Effective as of December 15, 1994 the parties agree that 1,775 square feet of space formerly occupied by Intersel, Inc. and located on the first floor of the Building and more particularly shown on the floor plan attached hereto as Exhibit A (the "Additional Expansion Space")
- ---------
shall be added to the Premises and the definition of the term "TENANT'S SPACE" set forth in Section 1.1 of the Lease shall be and hereby is amended by adding to and incorporating into the floor space plan attached as Exhibit Al to the Lease the floor space plan attached as Exhibit A to this Amendment. Thereafter,
                                       ---------
all references to "Premises" or "Tenant's Space" contained in the Lease shall be read to refer to the original 17,580 square feet of space, the 1,809 square feet of Expansion Space added by the above-referenced First Amendment and the Additional Expansion Space being added by this Amendment, and the terms and provisions of the Lease, as the same may be amended hereby, shall apply to said Additional Expansion Space as fully as if it had been included in the Premises originally demised, including without limitation those terms relating to the payment of fixed and additional rent.

     4. Effective as of December 15, 1994 the definition of the term "RENTABLE FLOOR AREA OF TENANT'S SPACE" set forth in Section 1.1 of the Lease is hereby deleted and the following is substituted therefore:

          "RENTABLE FLOOR AREA OF TENANT'S SPACE:
          21,164 square feet (16,466 of which are on the first floor and 4,698 of which are on the second floor), as the same may be increased pursuant to the terms hereof."

     5. Effective as of December 15, 1994 the definition of the term "TENANT'S PROPORTIONATE SHARE" set forth in Section 1.1 of the Lease is hereby amended by deleting the phrase "28.60% (19,389 square feet divided by 67,800 square feet)" and substituting "131.22% (21,164 square feet divided by 67,800 square feet)" therefor.

     6. Effective as of December 15, 1994 the definition of "PARKING SPACES ALLOCATED TO TENANT" set forth in Section 1.1 of the Lease is hereby amended by deleting the phrase "Approximately 78 parking spaces" and substituting "Approximately 85 parking spaces" therefor.

     7. Tenant represents and warrants that it has dealt with no broker in connection with this Amendment other than Meredith & Grew, Incorporated and agrees to defend, with counsel approved by Landlord, indemnify and save Landlord harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or agent, other than with Meredith & Grew, Incorporated, with respect to Tenant's dealings in connection with this Amendment.

     8. The terms and provisions of the Lease, as modified by this Amendment, are hereby ratified and confirmed and the parties agree that said Lease, as so modified, remains in full force and effect.

     EXECUTED under seal this as of the date first above written.

                              LANDLORD:

                              L&E INVESTMENT OF
                              MASSACHUSETTS ONE, INC.


                              By:/s/ David C. Sherwood
                                 ---------------------
                                   Name:David C. Sherwood
                                   Its: CEO

                              TENANT:

                              LIGHTBRIDGE, INC.


                              By:/s/ William G. Brown
                                 --------------------
                                    Name: William G. Brown
                                    Title: Treasurer/VP - Finance

                                   EXHIBIT A


                [Plan of 1,775 s.f. Additional Expansion Space]

                            THIRD AMENDMENT TO LEASE


     This Third Amendment to Lease is entered into as of the 29th day of November, 1994 by and between L & E INVESTMENT OF MASSACHUSETTS ONE, INC., a Delaware corporation (the "Landlord"), and LIGHTBRIDGE, INC., a Delaware corporation (the "Tenant").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, Landlord and Credit Technologies, Inc. entered into that certain Lease dated September 21, 1993, as amended by a First Amendment to Lease dated as of May 31, 1994 and a Second Amendment to Lease dated as of August 5, 1994 (as so amended, the "Lease") with respect to certain premises located in the building ("Building") known and numbered as 281 Winter Street, Waltham, Massachusetts and more particularly described in said Lease (the "Premises");

     WHEREAS, Credit Technologies, Inc. has since changed its name to and reincorporated as Lightbridge, Inc.;

     WHEREAS, in accordance with Section 2.5 of the Lease Landlord has offered to lease to Tenant and Tenant has accepted from Landlord 1,775 square feet of space formerly occupied by Intersel, Inc. and located on the first floor of the Building, all as more fully set forth herein; and

     WHEREAS, Landlord and Tenant therefore wish to amend the Lease in order to reflect such expansion, subject to the terms and conditions set forth below;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Lease.

     2. Tenant hereby warrants and represents that, but for the name change, Lightbridge, Inc. is the same corporate entity formerly known as Credit Technologies, Inc. and that the assets and net worth of said corporation were not affected by such name change or any transaction(s) relating thereto. The parties hereby agree that all references to "Tenant" in the Lease and herein shall refer to Lightbridge, Inc. and, accordingly, the definition of "TENANT" in
Section 1.1 of the Lease is hereby amended by deleting "Credit Technologies, Inc." and substituting "Lightbridge, Inc." therefor.

     3. Effective as of December 15, 1994 the parties agree that 1,775 square feet of space formerly occupied by Intersel, Inc. and located on the first floor of the Building and more particularly shown on the floor plan attached hereto as Exhibit A (the "Additional Expansion Space") shall be added to the Premises and
- ---------
the definition of the term "TENANT'S SPACE" set forth in Section 1.1 of the Lease shall be and hereby is amended by adding to and incorporating into the floor space plan attached as Exhibit Al to the Lease the floor space plan attached as Exhibit A
                                                                     ---------
to this Amendment. Thereafter, all references to "Premises" or "Tenant's Space" contained in the Lease shall be read to refer to the original 17,580 square feet of space, the 1,809 square feet of Expansion Space added by the above-referenced First Amendment and the Additional Expansion Space being added by this Amendment, and the terms and provisions of the Lease, as the same may be amended hereby, shall apply to said Additional Expansion Space as fully as if it had been included in the Premises originally demised, including without limitation those terms relating to the payment of fixed and additional rent.

     4. Effective as of December 15, 1994 the definition of the term "RENTABLE FLOOR AREA OF TENANT'S SPACE" set forth in Section 1.1 of the Lease is hereby deleted and the following is substituted therefore:

          "RENTABLE FLOOR AREA OF TENANT'S SPACE:
          21,164 square feet (16,466 of which are on the first floor and 4,698 of which are on the second floor), as the same may be increased pursuant to the terms hereof."

     5. Effective as of December 15, 1994 the definition of the term "TENANT'S PROPORTIONATE SHARE" set forth in Section 1.1 of the Lease is hereby amended by deleting the phrase "28.60% (19,389 square feet divided by 67,800 square feet)" and substituting "31.22% (21,164 square feet divided by 67,800 square feet)" therefor.

     6. Effective as of December 15, 1994 the definition of "PARKING SPACES ALLOCATED TO TENANT" set forth in Section 1.1 of the Lease is hereby amended by deleting the phrase "Approximately 78 parking spaces" and substituting "Approximately 85 parking spaces" therefor.

     7. Tenant represents and warrants that it has dealt with no broker in connection with this Amendment other than Meredith & Grew, Incorporated and agrees to defend, with counsel approved by Landlord, indemnify and save Landlord harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or agent, other than with Meredith & Grew, Incorporated, with respect to Tenant's dealings in connection with this Amendment.

     8. The terms and provisions of the Lease, as modified by this Amendment, are hereby ratified and confirmed and the parties agree that said Lease, as so modified, remains in full force and effect.

     EXECUTED under seal this as of the date first above written.

                              LANDLORD:

                              L&E INVESTMENT OF
                              MASSACHUSETTS ONE, INC.


                              By:/s/ David C. Sherwood
                                 ---------------------
                                 Name: David C. Sherwood
                                 Its: CEO

                              TENANT:

                              LIGHTBRIDGE, INC.


                              By:/s/ William G. Brown
                                 --------------------
                                 Name: William G. Brown
                                 Title: Treasurer/VP Finance

                                   EXHIBIT A


                [Plan of 1,775 s.f. Additional Expansion Space]

                           FOURTH AMENDMENT TO LEASE


     This Fourth Amendment to Lease is entered into as of the first day of January, 1996 (the "Effective Date") by and between L & E INVESTMENT OF MASSACHUSETTS ONE, INC., a Delaware corporation (the "Landlord"), and LIGHTBRIDGE, INC., a Delaware corporation, formerly known as Credit Technologies, Inc. (the "Tenant").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, Landlord and Tenant entered into that certain Lease dated September 21, 1993, as amended by a First Amendment to Lease dated as of May 31, 1994, a Second Amendment to Lease dated as of August 5, 1994 and a Third Amendment to Lease dated as of November 29, 1995 (as so amended, the "Lease") with respect to certain premises located in the building ("Building") known and numbered as 281 Winter Street, Waltham, Massachusetts and more particularly described in said Lease (the "Premises"); and

     WHEREAS, Landlord and Tenant wish to amend the Lease on the terms and conditions set forth below;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Lease.

     2. As of the Effective Date the parties agree that 4,352 square feet of space located on the first floor of the Building and more particularly shown on the floor plan attached hereto as Exhibit A (the "Additional Expansion Space")
                                  ---------
shall be added to the Premises and the definition of the term "TENANT'S SPACE" set forth in Section 1.1 of the Lease shall be and hereby is amended by adding to and incorporating into the floor space plan attached as Exhibit Al to the Lease the floor space plan attached as Exhibit A to this Amendment. Thereafter,
                                       ---------
all references to "Premises" or "Tenant's Space" contained in the Lease shall be read to refer to the original 17,580 square feet of space, the 1,809 square feet of space added by the above-referenced First Amendment, the 1,775 square feet of space added by the above referenced Third Amendment (the "Third Amendment Space") and the Additional Expansion Space being added by this Amendment, and the terms and provisions of the Lease, as the same may be amended hereby, shall apply to said Additional Expansion Space as fully as if it had been included in the Premises originally demised, including without limitation those terms relating to the payment of fixed and additional rent.

     3. As of the Effective Date, the definition of the term "RENTABLE FLOOR AREA OF TENANT'S SPACE" set forth in Section 1.1 of the Lease is hereby deleted and the following is substituted therefore:

          "RENTABLE FLOOR AREA OF TENANT'S SPACE:

          25,516 square feet (20,818 of which are on the first floor and 4,698 of which are on the second floor), as the same may be decreased pursuant to the terms hereof."

     4. As of the Effective Date, the definition of the term "TENANT'S PROPORTIONATE SHARE" set forth in Section 1.1 of the Lease is hereby amended by deleting the phrase "31.22% (21,164 square feet divided by 67,800 square feet)" and substituting "37.63% (25,516 square feet divided by 67,800 square feet") therefor.

     5. As of the Effective Date, the definition of "PARKING SPACES ALLOCATED TO TENANT" set forth in Section 1.1 of the Lease is hereby amended by deleting the phrase "Approximately 85 parking spaces" and substituting "Approximately 102 parking spaces" therefor.

     6.   Section 2.5 of the Lease is hereby deleted.

     7. Notwithstanding any provision of the Lease to the contrary, the Term of the Lease with respect to the Third Amendment Space (and, at the option of the Landlord as hereinafter set forth, with respect to the Additional Expiration Space, as hereinafter defined) shall, at the option of Landlord be caused to expire on the following terms and conditions.

          Landlord may elect at any time, by written notice to Tenant (an "Expiration Election") to cause the Lease to expire with respect to the Third Amendment Space, and if Landlord shall simultaneously so elect up to three hundred square feet of contiguous space within the Premises (the "Additional Expiration Space"), all of such space so elected being hereinafter referred to as the "Expiration Space".

          Upon the exercise of an Expiration Election, the Term of the Lease with respect to the Expiration Space shall expire effective as of 12:00 midnight on the day five days after delivery of such Expiration Election to Tenant as though such date were the date specified for the expiration of the Term with respect to such Expiration Space originally provided in the Lease. Tenant shall yield up such Expiration Space upon such expiration in the condition required pursuant to the Lease.

          Upon the expiration of the Term of the Lease with respect to The Expiration Space pursuant to the terms of this Section, (i) the Rentable Floor Area of Tenant's Space shall be adjusted by deducting therefrom the rentable floor area of said Expiration Space, (ii) Exhibit Al of the Lease shall be amended by deleting therefrom the space constituting the Expiration Space, (iii) Tenant's Proportionate Share shall be adjusted by reducing the numerator used in calculating the same by the rentable floor area of the Expiration Space, and (iv) the Parking Spaces Allocated to Tenant shall be reduced by the smallest whole number greater than or equal to the product of .004 and the rentable floor area of the Expiration Space, such adjustments and deletions being deemed to have occurred automatically, without the need for further action by Landlord or Tenant.

          In the event that Landlord does not deliver an Expiration Election to Tenant on or before September 25, 1996 then, as of 12:00 midnight, September 30, 1996, the Term of the Lease shall be deemed to have expired with respect to the Third Amendment Space as if Landlord had, in a timely manner, elected to so cause the Term to expire with respect to such space pursuant to the terms of this Section, including, without limitation, the adjustments to be made pursuant to the preceding paragraph.

     8. Notwithstanding anything to the contrary in the Lease or in this Amendment, Tenant shall not be responsible for the payment of Annual Rent, Operating Cost Escalation or Tax Escalation allocable to the Additional Expansion Space for the period between the Effective Date and September 30, 1996.

     9. Notwithstanding anything in the Lease to the contrary (including, without limitation, the expiration of the Term with respect to the remainder of the Premises), the Term of the Lease with respect to the Additional Expansion Space shall be for the period commencing January 1, 1996 and expiring November 30, 2001.

     10. Tenant represents and warrants that it has dealt with no broker in connection with this Amendment other than Meredith & Grew, Incorporated (the "Broker") and agrees to defend, with counsel approved by Landlord, indemnify and save Landlord harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or a agent other than with Meredith & Grew, Incorporated, with respect to Tenant's dealings in connection with this Amendment. Landlord shall be responsible for the payment to Broker of any commission due and payable pursuant to this Amendment.

     11. The terms and provisions of the Lease, as modified by this Amendment, are hereby ratified and confirmed and the parties agree that said Lease, as so modified, remains in full force and effect.

     EXECUTED under seal this as of the date first above written.

                              LANDLORD:

                              L&E INVESTMENT OF
                              MASSACHUSETTS ONE, INC.


                              By:/s/ David C. Sherwood
                                 ---------------------
                                 Name: David C. Sherwood
                                 Its: CEO

                              TENANT:

                              LIGHTBRIDGE, INC.


                              By:/s/ William G. Brown
                                 --------------------
                                 Name: William G. Brown
                                 Title: VP

                                   EXHIBIT A

                         [Exhibit begins on next page]

                           [Floor Plan - Ground Floor
                           Rentable Square Footages]

                            FIFTH AMENDMENT TO LEASE


     This Fifth Amendment to Lease is entered into as of the 22nd day of April, 1996 (the "Effective Date") by and between L & E INVESTMENT OF MASSACHUSETTS ONE, INC., a Delaware corporation (the "Landlord"), and LIGHTBRIDGE, INC., a Delaware corporation, formerly known as Credit Technologies, Inc. (the "Tenant").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, Landlord and Tenant entered into that certain Lease dated September 21, 1993, as amended by a First Amendment to Lease dated as of May 31, 1994, a Second Amendment to Lease dated as of August 5, 1994, a Third Amendment to Lease (the "Third Amendment") dated as of November 29, 1995 and a Fourth Amendment to Lease (the "Fourth Amendment") dated January 1, 1996 (as so amended, the "Lease") with respect to certain premises located in the building ("Building") known and numbered as 281 Winter Street, Waltham, Massachusetts and more particularly described in said Lease (the "Premises"); and

     WHEREAS, Landlord and Tenant wish to amend the Lease on the terms and conditions set forth below;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Lease.

     2. As of the Effective Date the parties agree that the Additional Expansion Space (as defined in the Fourth Amendment) shall be the 2,584 rentable square feet shown on the Floor Plan attached hereto as Exhibit A and that the Third Amendment Space is no longer subject to the Lease. Thereafter, all references to "Premises" or "Tenant's Space" contained in the Lease shall be read to refer to the original 17,580 square feet of space, the 1,809 square feet of space added by the above-referenced First Amendment and the Additional Expansion Space as redefined above, and the terms and provisions of the Lease, as the same may be amended hereby, shall apply to all of said space.

     3. As of the Effective Date, the definition of the term "RENTABLE FLOOR AREA OF TENANT'S SPACE" set forth in Section 1.1 of the Lease is hereby deleted and the following is substituted therefore:

          "RENTABLE FLOOR AREA OF TENANT'S SPACE:
          21,973 square feet (17,275 of which are on the first floor and 4,698 of which are on the second floor)."

     4. As of the Effective Date, the definition of the term "TENANT'S PROPORTIONATE SHARE" set forth in Section 1.1 of the Lease is hereby amended by deleting the phrase "37.63% (25,516 square feet divided by

67,800 square feet") and substituting "32.41% (21,973 square feet divided by 67,800 square feet)" therefor.

     5. As of the Effective Date, the definition of "PARKING SPACES ALLOCATED TO TENANT" set forth in Section 1.1 of the Lease is hereby amended by deleting the phrase "Approximately 102 parking spaces" and substituting "Approximately 88 parking spaces" therefor.

     6. The terms and provisions of the Lease, as modified by this Amendment, are hereby ratified and confirmed and the parties agree that said Lease, as so modified, remains in full force and effect.

     EXECUTED under seal this as of the date first above written.

                              LANDLORD:

                              L&E INVESTMENT OF
                              MASSACHUSETTS ONE, INC.


                              By:/s/ David C. Sherwood
                                 ---------------------
                                 Name: David C. Sherwood
                                 Its: CEO

                              TENANT:

                              LIGHTBRIDGE, INC.


                              By:/s/ William G. Brown
                                 --------------------
                                 Name: William G. Brown
                                 Title: CFO/Vice President - Finance
                                          and Administration


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

                                   EXHIBIT A


                         [Exhibit begins on next page.]

                           [Floor Plan - First Floor
                          2,584 Rentable Square Feet]




                                      -2-